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                                                                   EXHIBIT 10.04

                         TERMINATION OF CREDIT AGREEMENT
                             AND GUARANTEE AGREEMENT
                                     (CIBC)


         THIS TERMINATION OF CREDIT AGREEMENT AND GUARANTEE AGREEMENT (this "Termination Agreement"), dated as of June 6, 2002 (the "Effective Date"), is entered into by and among CANADIAN IMPERIAL BANK OF COMMERCE (the "Bank"), CERIDIAN CANADA LTD. (the "Borrower") and CERIDIAN CORPORATION, f/k/a New Ceridian Corporation (the "Guarantor").

                                    RECITALS

         A. The Borrower and the Bank are parties to that certain Credit Agreement dated as of March 2, 1998, as amended (the "Credit Agreement"), pursuant to which the Bank has extended certain credit facilities to the Borrower.

         B. The Guarantor entered into a Guarantee Agreement, dated March 27, 2001 (the "Guarantee Agreement") in favor of the Bank, guaranteeing the Borrower's obligations to the Bank.

         C. The Borrower and the Guarantor desire to terminate the Credit Agreement and Guarantee Agreement.

         D. The Borrower and the Guarantor together desire the Bank to agree to the termination of the Credit Agreement and the Guarantee Agreement.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Termination of Credit Agreement. Effective as of the Effective Date, the Bank and the Borrower agree that the Credit Agreement is terminated, and that neither the Bank nor the Borrower shall have any further obligations under the Credit Agreement.

         2. Termination of Guarantee Agreement. Effective as of the Effective Date, the Bank and the Guarantor agree that the Guarantee Agreement is terminated, and the Bank further releases and discharges the Guarantor from its obligations under the Guarantee Agreement.

         3.       Miscellaneous.

                  (a) This Termination Agreement may be executed in several counterparts, each of which when so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument, and will be effective as of the formal date hereof.

                  (b) This Termination Agreement will be construed in accordance with and governed by the laws of the Province of Ontario.

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                  IN WITNESS WHEREOF, the parties have caused this Termination
Agreement to be duly executed by their respective authorized officers as of the Effective Date.

                            CANADIAN IMPERIAL BANK OF COMMERCE

                            By:       /s/ R.D. Craven
                               -------------------------------------------
                            Name:     R.D. Craven
                                 -----------------------------------------
                            Title:    Manager, Commercial Credit
                                  ----------------------------------------


                            By:       /s/ Ken Hargreaves
                               -------------------------------------------
                            Name:     Ken Hargreaves
                                 -----------------------------------------
                            Title:    Director
                                  ----------------------------------------



                            CERIDIAN CANADA LTD.

                            By:       /s/ John H. Grierson
                               -------------------------------------------
                            Name:     John H. Grierson
                                 -----------------------------------------
                            Title:    Vice President and Treasurer
                                  ----------------------------------------


                            By:       /s/ James R. Burkle
                               -------------------------------------------

                            Name:     James R. Burkle
                                 -----------------------------------------
                            Title:    Vice President
                                  ----------------------------------------


                            CERIDIAN CORPORATION

                            By:       /s/ John H. Grierson
                               -------------------------------------------
                            Name:     John H. Grierson
                                 -----------------------------------------
                            Title:    Vice President and Treasurer
                                  ----------------------------------------


                            By:       /s/ James R. Burkle
                               -------------------------------------------
                            Name:     James R. Burkle
                                 -----------------------------------------
                            Title:    Vice President
                                  ----------------------------------------


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